SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 5, 2003

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of incorporation or organization)

001-05767                                                                                                                   54-0493875
                    (Commission File No.)                                                                                    (I.R.S. Employer Identification No.)

9950 Mayland Drive, Richmond, Virginia 23233
(Address of principal executive offices)(Zip Code)

(804)527-4000
(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 5, 2003, Circuit City Stores, Inc. issued a press release announcing its second quarter sales. A copy of the press release is being furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY BY: /s/Philip J. Dunn —————————————— Philip J. Dunn Senior Vice President, Treasurer, Corporate Controller and Chief Accouting Officer

Date: September 5, 2003

INDEX TO EXHIBITS

The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.           Description of Exhibit
99.1                       Press release issued September 5, 2003.